SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 10, 2004

Date of Report (Date of earliest event reported)

Hayes Lemmerz International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

HLI Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

15300 Centennial Drive, Northville, Michigan 48167

(Address of principal executive offices)          (Zip Code)

(734) 737-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.
ITEM 7.01. Regulation FD Disclosure.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release Issued by Hayes Lemmerz International, Inc.
Text of Slide Presentation

ITEM 2.02. Results of Operations and Financial Condition.

On December 10, 2004, Hayes Lemmerz International, Inc. (the “Company”) issued a press release announcing its third quarter fiscal year 2004 earnings and will hold a conference call to discuss such earnings. The press release and the text of the slide presentation to be used by the Company in connection with the conference call are attached as Exhibits 99.1 and 99.2, respectively.

The information contained in this report and in Exhibits 99.1 and 99.2 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

In connection with our third quarter fiscal year 2004 earnings release, we are providing certain forecasts with respect to our fiscal year 2004 and fiscal year 2005. Such information contains certain estimates and other forward-looking information which is based on assumptions that we believe, as of the date hereof, are reasonable, however, there will inevitably be differences between such estimates and our actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. The estimates and forward-looking statements contained herein, while presented with numeric specificity, are based on numerous assumptions and are subject to significant uncertainties and contingencies, many of which are beyond our control. Consequently, there can be no assurance that any estimates and forward-looking statements will be realized. The numbers presented in the presentation as actual could change. You are cautioned not to place undue reliance on the estimates and results in the presentation.

The information contained herein is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

ITEM 7.01. Regulation FD Disclosure.

See Item 2.02 above.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: December 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: December 10, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Issued by Hayes Lemmerz International, Inc. on December 10, 2004.

99.2	Text of Slide Presentation of Hayes Lemmerz International, Inc. Used in Connection With the Company’s Third Quarter Fiscal Year 2004 Conference Call.